UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

GENESIS GROWTH TECH ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Bahnhofstrasse 3
Hergiswil Nidwalden, Switzerland	6052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GGAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GGAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GGAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 13, 2021, Genesis Growth Tech Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 22,000,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with Genesis Growth Tech LLC (the “Sponsor”) of 8,050,000 private placement warrants at a price of $1.00 per warrant (the “Private Placement”).

A total of $223,300,000, comprised of the net proceeds from the IPO and the Private Placement (which amount includes $12,100,000 of the underwriter’s deferred commissions), together with certain of the proceeds from the Private Placement, were placed in a trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest or other income to pay income taxes, or upon the redemption by public shareholders of Class A ordinary shares in connection with certain amendments to the Company’s amended and restated memorandum and articles of association, none of the funds held in the trust account will be released until the earlier of (a) the completion of the Company’s initial business combination or (b) the redemption of 100% of the Class A ordinary shares included in the Units and issued by the Company in the IPO, if the Company has not consummated an initial business combination within 12 months from the closing of the IPO, subject to applicable law. In addition, on December 13, 2021, the Company deposited an extra amount of $225,000 to the Trust Account to partially cover for the over-allotment option expected to be closed by December 31, 2021.

An audited balance sheet as of December 13, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021	GENESIS GROWTH TECH ACQUISITION CORP.

	By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer and Director

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